                                                                      EXHIBIT 99

                                                                   [LOGO OF AMD]
                                                                   One AMD Place
                                                                   P.O. Box 3453
                                                        Sunnyvale, CA 94088-3453
                                                               Tel (408)732-2400

                                                                        CONTACT:
                                                                     SCOTT ALLEN
                                                                PUBLIC RELATIONS
                                                                  (408) 749-3311





                     AMD ACHIEVES RECORD SALES AND BOOKINGS
                         AS IT RETURNS TO PROFITABILITY


     SUNNYVALE, CA - October 6, 1998 - Led by substantial growth in sales of AMD-K6(R)-2 processors with 3DNow!(TM) technology, AMD today reported record sales of $685,927,000 during its third quarter, ended September 27, 1998, which resulted in net income of $1,006,000, or $0.01 per share.

     Sales increased by 30 percent from the immediate-prior quarter, and by 15 percent from the like period of 1997.

     In the immediate-prior quarter, AMD reported a net loss of $64,560,000 on sales of $526,538,000, which resulted in a net loss of $0.45 per share. In the like period of 1997, AMD reported a net loss of $31,675,000 on sales of $596,644,000. The net loss amounted to $0.22 per share.

     For the first nine months of 1998, the company reported total sales of $1,753,321,000, which resulted in a net loss of $126,281,000, or $0.88 per share. For the first nine months of 1997, AMD reported total sales of $1,743,204,000, which resulted in a net loss of $8,756,000, or $0.06 per share.

                                     -more-

     "AMD achieved record sales and returned to nominal profitability on rapid market acceptance of our AMD-K6-2 processor with 3DNow! technology," said W.J. Sanders III, chairman and chief executive officer. "This product, introduced on May 28, 1998, was the largest contributor to the substantial increase in sales of our Microsoft(R) Windows(R) compatible AMD-K6 processor family.

     "Shipments of AMD-K6 family processors increased by more than one million units to 3.8 million units, and AMD-K6 family processor sales increased by 70 percent over the immediate-prior quarter. Excellent manufacturing and sales execution enabled AMD to return to profitability one quarter ahead of expectations.

     "We are extremely pleased by the strong demand in the retail channel for personal computers powered by AMD-K6-2 processors," Sanders continued. "According to PC Data, systems powered by AMD-K6 family processors captured 31 percent of the total U.S. retail market for desktop systems in August, the latest period for which data are available. In the rapidly growing market for sub-$1,000 systems, PCs powered by AMD-K6 family processors captured a 54 percent market share - the highest penetration we have achieved to date. The highest-volume desktop system sold in the United States retail channel in August was a system powered by an AMD-K6-2 processor with 3DNow! technology, even surpassing sales of Apple Computer's successful iMac system.

     "During the quarter, we introduced and shipped hundreds of thousands of our 350MHz AMD-K6-2 processors," Sanders continued. "With the availability of these higher-performance devices, AMD now has very attractive products for the mainstream desktop market: systems priced at $1,500 and below, which comprise 80 percent of the U.S. retail desktop personal computer market.

     "During the quarter we also introduced a 300MHz AMD-K6 processor for mobile applications. The AMD-K6/300 has a clock speed matching the highest-speed mobile processor on the market.

                                     -more-

     "In the face of continuing intense price pressures and weak overall industry demand, we were able to maintain flat sales compared to the immediate-prior quarter in the aggregate for our Communications Group, our Memory Group, and Vantis, our programmable logic subsidiary," said Sanders.

     "On the strength of demand for AMD-K6 family processors, total third-quarter company bookings achieved a record level," Sanders concluded.

CAUTIONARY STATEMENT

     Investors are cautioned that all forward-looking statements of management's expectations involve risks and uncertainties that could cause actual results to differ materially from current expectations.

     Any forward-looking statements about AMD-K6 family processors involve risks and uncertainties, including: whether the company will be able to maintain or increase output of higher-performance AMD-K6-2 processors; whether customer demand for AMD-K6 family processors will continue at current or greater levels; whether uncertain worldwide economic conditions, including the economic conditions in Asia, will result in decreased demand for microprocessors and other integrated circuits; and whether as a result of industry conditions or for other reasons customers will cancel currently booked orders or decrease their placement of orders in the future. Investors are urged to consult the risks and uncertainties detailed in the company's reports filed with the Securities and Exchange Commission.

ABOUT AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.4 billion in 1997. (NYSE: AMD).

                                     --30--

                                     -more-

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.

3DNOW! AND VANTIS ARE TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

AMD-K6, AMD-K6-2, AMD, THE LOGO AND COMBINATIONS THEREOF ARE REGISTERED TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

Microsoft and Windows are registered trademarks of Microsoft Corporation

GENERAL NOTICE: OTHER PRODUCT NAMES USED IN THIS PUBLICATION ARE FOR IDENTIFICATION PURPOSES ONLY AND MAY BE TRADEMARKS OF THEIR RESPECTIVE COMPANIES.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                            Quarters Ended                                   Nine Months Ended
                                                             (Unaudited)                                       (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Sept. 27,          June 28,           Sept. 28,           Sept. 27,           Sept. 28,
                                            1998               1998               1997                1998                1997
----------------------------------------------------------------------------------------------------------------------------------

NET SALES                               $  685,927          $ 526,538           $ 596,644          $1,753,321          $1,743,204

Cost of sales                              422,985            390,140             428,240           1,236,716           1,149,582
Research and development                   143,665            139,158             125,917             410,943             340,846
Marketing, general and
    administrative                         109,768            101,198             100,915             299,180             298,417

----------------------------------------------------------------------------------------------------------------------------------

                                           676,418            630,496             655,072           1,946,839           1,788,845

----------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                      9,509           (103,958)            (58,428)           (193,518)            (45,641)

Litigation settlement                            -                  -                   -             (11,500)                  -
Interest income and other, net              10,071              8,518               5,532              24,170              28,572
Interest expense                           (21,182)           (17,663)            (14,151)            (51,317)            (33,519)

----------------------------------------------------------------------------------------------------------------------------------

Loss before income taxes
    and equity in joint venture             (1,602)          (113,103)            (67,047)           (232,165)            (50,588)

Benefit for income taxes                      (635)           (44,110)            (30,072)            (91,742)            (25,294)

----------------------------------------------------------------------------------------------------------------------------------

Loss before equity
    in joint venture                          (967)           (68,993)            (36,975)           (140,423)            (25,294)

Equity in net income of
    joint venture                            1,973              4,433               5,300              14,142              16,538

----------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                       $    1,006          $ (64,560)          $ (31,675)         $ (126,281)         $   (8,756)

----------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) PER COMMON SHARE
  - Basic                               $     0.01          $   (0.45)          $   (0.22)         $    (0.88)         $    (0.06)
  - Diluted                             $     0.01          $   (0.45)          $   (0.22)         $    (0.88)         $    (0.06)

----------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                  143,915            143,462             141,055             143,249             139,975
  - Diluted                                146,642            143,462             141,055             143,249             139,975

----------------------------------------------------------------------------------------------------------------------------------


ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                                                     Sept. 27,                December 28,
                                                                                       1998                       1997
                                                                                    (Unaudited)                (Audited)
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash, cash equivalents and short-term investments                             $   580,510                $   467,032
     Accounts receivable, net                                                          372,393                    329,111
     Inventories                                                                       172,231                    168,517
     Deferred income taxes                                                             168,554                    160,583
     Prepaid expenses and other current assets                                          71,915                     50,024

-----------------------------------------------------------------------------------------------------------------------------------

              Total current assets                                                   1,365,603                  1,175,267

Property, plant and equipment, net                                                   2,375,105                  1,990,689
Investment in joint venture                                                            206,792                    204,031
Other assets                                                                           168,618                    145,284

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   $ 4,116,118                $ 3,515,271
===================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------------

Current liabilities:
     Notes payable to banks                                                        $     5,167                $     6,601
     Accounts payable                                                                  312,543                    359,536
     Accrued compensation and benefits                                                  83,763                     63,429
     Accrued liabilities                                                               161,984                    134,656
     Income tax payable                                                                 20,386                     12,676
     Deferred income on shipments to distributors                                       86,790                     83,508
     Current portion of long-term debt and capital
       lease obligations                                                               149,220                     66,364
-----------------------------------------------------------------------------------------------------------------------------------

              Total current liabilities                                                819,853                    726,770

Deferred income taxes                                                                    2,339                     96,269
Long-term debt and capital lease obligations,
  less current portion                                                               1,364,230                    662,689

Stockholders' equity:
     Capital stock:
         Common stock, par value                                                         1,453                      1,428
     Capital in excess of par value                                                  1,051,619                  1,018,884
     Retained earnings                                                                 939,850                  1,066,131
     Accumulated other comprehensive loss                                              (63,226)                   (56,900)
-----------------------------------------------------------------------------------------------------------------------------------

              Total stockholders' equity                                             1,929,696                  2,029,543

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   $ 4,116,118                $ 3,515,271
===================================================================================================================================


ADVANCED MICRO DEVICES, INC.                                               INFORMATION ONLY
------------------------------------------------------------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(INCLUDES PRE-TAX FASL INVESTMENT EQUITY INCOME IN OPERATING INCOME (LOSS))
------------------------------------------------------------------------------------------------------------------------------------

(THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                    Quarters Ended                                  Nine Months Ended
                                                      (Unaudited)                                      (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                    Sept. 27,           June 28,          Sept. 28,           Sept. 27,           Sept. 28,
                                     1998                1998               1997               1998                 1997
-----------------------------------------------------------------------------------------------------------------------------------

NET SALES                           $ 685,927          $ 526,538          $ 596,644          $1,753,321           $1,743,204

Cost of sales                         422,985            390,140            428,240           1,236,716            1,149,582
Income from equity
    investment in FASL                 (4,487)            (7,416)           (11,041)            (27,891)             (30,779)
Research and development              143,665            139,158            125,917             410,943              340,846
Marketing, general and
    administrative                    109,768            101,198            100,915             299,180              298,417

------------------------------------------------------------------------------------------------------------------------------------
                                      671,931            623,080            644,031           1,918,948            1,758,066

------------------------------------------------------------------------------------------------------------------------------------


Operating income (loss)                13,996            (96,542)           (47,387)           (165,627)             (14,862)

Litigation settlement                       -                  -                  -             (11,500)                   -
Interest income and other, net         10,071              8,518              5,532              24,170               28,572
Interest expense                      (21,182)           (17,663)           (14,151)            (51,317)             (33,519)

------------------------------------------------------------------------------------------------------------------------------------


Income (loss) before income taxes       2,885           (105,687)           (56,006)           (204,274)             (19,809)

Benefit for income taxes                 (635)           (44,110)           (30,072)            (91,742)             (25,294)
Provision for taxes on equity
    income in FASL                      2,514              2,983              5,741              13,749               14,241

------------------------------------------------------------------------------------------------------------------------------------


NET INCOME (LOSS)                   $   1,006          $ (64,560)         $ (31,675)         $ (126,281)          $   (8,756)

------------------------------------------------------------------------------------------------------------------------------------


NET INCOME (LOSS) PER COMMON SHARE
    SHARE
  - Basic                           $    0.01          $   (0.45)         $   (0.22)         $    (0.88)          $    (0.06)
  - Diluted                         $    0.01          $   (0.45)         $   (0.22)         $    (0.88)          $    (0.06)

------------------------------------------------------------------------------------------------------------------------------------


Shares used in per share
    calculation
  - Basic                             143,915            143,462            141,055             143,249              139,975
  - Diluted                           146,642            143,462            141,055             143,249              139,975

------------------------------------------------------------------------------------------------------------------------------------


* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

PRODUCT LINE BREAKDOWN                   Q3 '98               Q2 '98               Q3 '97
----------------------
                               % OF SALES   REVENUE  % OF SALES   REVENUE  % OF SALES   REVENUE
                               ----------   -------  ----------   -------  ----------   -------
_________________________________________________________________________________________________

Communications Group
(CPD, EPD, NPD)                    18       $ 126M       23       $ 123M       30       $ 179M

Vantis (PLD)                        7          50M       10          52M       10          62M

Memory Group (MG)                  19         129M       25         132M       30         178M

Computation Products Group
(CMD, PPD, TMD)                    56         381M       42         220M       30         178M

_________________________________________________________________________________________________
_________________________________________________________________________________________________

OTHER DATA                               Q3 '98               Q2 '98               Q3 '97
----------                               ------               ------               ------
_________________________________________________________________________________________________
Depreciation
and Amortization                         $ 117M               $ 113M               $ 104M

Capital Additions                          321M                 314M                 169M

Headcount                                13,384               13,314               12,617

_________________________________________________________________________________________________
International Sales                         52%                  48%                  60%
